WARRANT AGREEMENT


         WARRANT AGREEMENT dated as of December 24, 1997, between Smart Choice Automotive Group, Inc., a Florida corporation (the "Company"), and Sands Brothers & Co., Ltd., a Delaware corporation ("Sands Brothers").

                               W I T N E S S E T H

         WHEREAS, pursuant to an investment banking agreement between the Company and Sands Brothers, dated December 24, 1997, the Company has agreed to issue to Sands Brothers or its designees warrants ("Warrants") to purchase up to 90,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company.

         NOW, THEREFORE, in consideration of the premises, the payment by Sands Brothers to the Company of ONE DOLLAR, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. GRANT. The Holders (as defined below) are hereby granted the right to purchase, at any time from the date hereof until 5:30 p.m., New York time, December 24, 2002 (the "Warrant Exercise Term"), up to Ninety Thousand (90,000) shares of Common Stock at an initial exercise price of Four ($4.00) Dollars, subject to the terms and conditions of this Agreement.

         2. WARRANT CERTIFICATES. The Warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in EXHIBIT A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

         3.       EXERCISE OF WARRANT.

         3.1 METHOD OF EXERCISE. The Warrants are initially exercisable at an initial exercise price (subject to adjustment as provided in Section 8 hereof) per share of Common Stock set forth in Section 5 hereof payable by certified or official bank check in New York Clearing House funds, subject to adjustment as provided in Section 8 hereof. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price (as hereinafter defined) for the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") at the Company's principal offices, currently at 5200 S. Washington Avenue, Titusville, Florida 32780, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder thereof, in whole or in part (but not as to fractional shares of the Common Stock underlying the Warrants). Warrants may be exercised to purchase all or part of the shares of Common Stock represented thereby. In the case of purchase of less than all the shares of Common Stock purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the shares of Common Stock.

         3.2 EXERCISE BY SURRENDER OF WARRANT. In addition to the method of payment set forth in Section 3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrant shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering the Warrant Certificate in the manner specified in Section 3.1. in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which the Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined below) of the Stock less the Exercise Price and the denominator of which is such Market Price.

         Solely for the purposes of this Section 3.2, Market Price shall be calculated either (i) on the date on which the annexed Form of Election is deemed to have been sent to the Company pursuant to Section 13 hereof ("Notice Date") or (ii) as the average of the Market Price for each of the five (5) trading days immediately preceding the Notice Date, whichever of (i) or (ii) is greater. The Market Price for each such day shall be (a) the last sale price, regular way, on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market or New York Stock Exchange, as applicable, or, if such Stock is not listed or admitted to trading on such National Market or

Exchange, on the principal national security exchange or quotation system on which such Stock is quoted or listed or admitted to trading, or (b), if not quoted or listed or admitted to trading on any national securities exchange or quotation system that reports last sale prices, the average of the last reported bid and asked prices of such Stock on the Nasdaq Small Cap Market or, if not reported on the Nasdaq Small Cap Market, as reported by the National Quotation Bureau Incorporated, THE WALL STREET JOURNAL or a similar generally accepted reporting service, or, if there are no reported bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 30 days prior to the date in question) for which prices have been so reported, or (c), in the case of Stock determined by the Company's Board of Directors as not having an active quoted market or in the case of other property, such fair market value as shall be determined by the Board of Directors.

         4. ISSUANCE OF CERTIFICATES. Upon the exercise of the Warrants, certificates for the Warrant Shares (or other securities, properties or rights underlying such Warrants, collectively referred to as the "Warrant Shares"), shall be issued forthwith (and in any event such issuance shall be made within five business days of the exercise) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Section 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect to any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or people requesting the issuance thereof shall have paid to the Company the amount of such tax or it shall be established to the satisfaction of the Company that such tax has been paid.

         The Warrant Certificates and the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of the then present Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the then present Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

         5.       EXERCISE PRICE.

         5.1 INITIAL AND ADJUSTED EXERCISE PRICE. Except as otherwise provided in Section 8 hereof, the Warrants shall be exercisable to purchase Common Stock at a price of $4.00 per share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Section 8 hereof.

         5.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

         6.       REGISTRATION RIGHTS.

         6.1 REGISTRATION UNDER THE SECURITIES ACT OF 1933. Neither the Warrants nor the Warrant Shares (jointly, the "Warrant Securities") have been registered under the Securities Act of 1933, as amended (the "Act"), for sale to Sands Brothers. The Warrants and any Warrant Shares shall bear the following legends:

         The Securities represented by this certificate were not registered for sale by the issuer under the Securities Act of 1933, as amended (the "Act"), and may not be offered, sold, pledged or otherwise transferred except pursuant to (i) an effective registration statement under the Act, or (ii), to the extent applicable, Rule 144 under the Act (or any similar rule under the Act relating to the disposition of securities), provided that the issuer of this certificate is provided with an opinion of counsel reasonably satisfactory to the issuer, that an exemption from registration under such Act is available.

         The transfer or exchange of the securities represented by this certificate is restricted in accordance with the warrant agreement referred to herein.

         6.2 PIGGYBACK REGISTRATION. If, at any time commencing after the date hereof until the expiration of the Warrant Exercise Term, the Company proposes to register any of its securities under the Act on a registration statement that may be used for the registration of the Warrant Shares (other than in connection with a merger, pursuant to Form S-8, S-4 or a comparable registration statement, in connection with a registration requested pursuant to Section 6.3 hereof or in connection with an exchange offer or an offering of securities solely to the Company's existing stockholders), it will give written notice by registered mail, at least thirty (30) business days prior to the filing of each such registration statement, to the Holders of the Warrant Securities of its intention to do so. If any Holder of the Warrant Securities notifies the Company within twenty (20) days after receipt of any such notice of its or their desire to include any Warrant Shares in such proposed registration statement, the Company shall afford such Holder of the Warrant Securities the opportunity to have any such Warrant Shares registered under such registration statement.

         Notwithstanding the provisions of this Section 6.2, (A) the Company shall have the right any time after it shall have given written notice pursuant to this Section 6.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect to postpone or not to file any such proposed registration statement, or to withdraw the same after filing but prior to the effective date thereof and (B), if the underwriter or underwriters, if any, of any such proposed public offering shall be of the reasonable opinion that the total amount or kind of securities held by the Holders of Warrant Securities and any other persons or entities entitled to be included in such public offering would adversely affect the success of such public offering, then the amount of securities to be offered for the accounts of Holders of Warrant Securities shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such public offering to the amount reasonably recommended by the underwriter or underwriters thereof, whereupon the Company shall only be obligated to register such limited portion (which may be none) of the Warrant Shares with respect to which such Holder has provided notice pursuant to this Section 6.2. In no event shall the Company be required pursuant to this Section 6.2 to reduce the amount of securities to be registered by it.

         6.3      DEMAND REGISTRATION.

         (a) Upon the earlier of (a) June 30, 1999 or (b) the end of any period in which Warrant Shares may not be sold or otherwise disposed of by Sands Brothers pursuant to a contractual agreement in connection with a public offering in which Sands Brothers is not an underwriter, the Holders of the Warrant Securities representing a "Majority" (as hereinafter defined) of such Warrant Securities (assuming the exercise of all of the then outstanding Warrants) shall have the right (which right is in addition to the registration rights under Section 6.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Commission, on one (1) occasion, a registration statement on Form S-3 (or if such form is not available, then on an available registration statement form other than Form S-8 or Form S-4), and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Shares for no less than one (1) year by such Holders of the Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request.

         (b) The Company covenants and agrees to give written notice of any registration request under this Section 6.3 by any Holder or Holders to all other registered Holders of the Warrant Securities within fifteen (15) days from the date of the receipt of any such registration request; PROVIDED that the Company shall have the right to delay the filing of such registration statement
(A) for such reasonable period of time until the Company receives or prepares financial statements for the fiscal period most recently ended prior to such written request, if necessary to avoid the use of stale financial statements, PROVIDED, HOWEVER, that in the event but only in the event that new audited year end financial statements are required, then for a period of 90 days after the end of the Company's most recently completed fiscal year or (B), if the Company would be required to divulge in such registration statement the existence of any fact relating to a material business situation, transaction, negotiation or other event not otherwise required to be disclosed, in which case the Company shall have the one-time right to delay such filing for a period of no longer than forty five (45) days.

         (c) All expenses (other than underwriting discounts and commissions) incurred in connection with registration, filings or qualification pursuant to the registration request made pursuant to the subsection (a) of this Section 6.3, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees and the fees and disbursements of counsel for the Holders shall be borne by the Company.

         (d) The Company shall have the right to include in the registration statement required by this Section 6.3(a) other shares of Common Stock, provided that in any underwritten offering by the Holders, the number of such other shares of Common Stock shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such public offering to the amount reasonably recommended by the underwriter or underwriters thereof, whereupon the Company shall only be permitted to register such limited portion (which may be none) of the other shares of Common Stock.

     6.4 COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registration under Section 6.2 or 6.3 hereof, the Company covenants and agrees as follows:

         (a) The Company shall use its best efforts to file a registration statement as soon as practicable but in any event within forty five (45) days of the date notice is received pursuant to Section 6.2 or 6.3(a), except as otherwise provided in Section 6.3(b) and shall use its best efforts to have any such registration statement declared effective within ninety (90) days of the initial filing of such registration statement, and shall furnish each Holder listed as a selling stockholder in the registration statement such number of prospectuses as such Holder shall reasonably request.

         (b) Except as provided in Section 6.3(c) above, the Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of Holder(s)), fees and expenses in connection with any registration statement filed pursuant to Section 6.2 or 6.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses.

         (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Shares included in the registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder(s) in writing, provided that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process where it is not so subject or would subject the Company to any tax in any jurisdiction where it is not then so subject.

         (d) The Company shall indemnify the Holder(s) of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Warrant Shares to be sold by such Holder were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act or any state securities or blue sky laws and will reimburse each such Holder and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon the Company's reliance on an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Holder or any such controlling person in writing specifically for use in such registration statement or prospectus.

         (e) The Holder(s) of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20 (a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon reliance on any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Warrant Shares were registered under the Securities Act pursuant hereto or any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such Holder(s) will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Holder(s), as such, furnished in writing to the Company by such Holder(s) specifically for use in such registration statement or prospectus, and provided, that the liability of each Holder hereunder shall be limited to the proceeds received by such Holder from the sale of Warrant Shares covered by such registration statement.

         (f) Nothing contained in this Agreement shall be construed as requiring the Holder(s) to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

         (g) The Company shall prepare and file with the Commission such amendments and post-effective amendments to the registration statement as may be necessary to keep the registration statement effective until the earlier of (i) when all such Warrant Shares are sold or otherwise transferred or (ii) December 24, 2004; cause the prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the Holders as set forth in such registration statement or supplement to the prospectus

         (h) The Company shall furnish to each Holder participating in an underwritten offering including Warrant Shares pursuant to Section 6.2 or 6.3 hereof, and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) opinions of counsel to the Company, dated the effective date of such registration statement and the date of the closing under the underwriting agreement, and (ii) "cold comfort" letters dated the effective date of such registration statement and the date of the closing under the underwriting agreement signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

         (i) The Company shall, as soon as practicable after the effective date of a registration statement relating to any Warrant Shares pursuant to Section
6.2 or 6.3 hereof, and in any event within fifteen (15) months thereafter, use its reasonable efforts to make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least twelve (12) consecutive months beginning after the effective date of the registration statement.

         (j) The Company shall deliver promptly to each Holder participating in an offering including any Warrant Shares pursuant to Section 6.2 or 6.3 hereof who so requests and to any managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement, and shall permit each Holder to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such underwriter shall reasonably request as it deems necessary to comply with applicable securities laws and NASD rules.

         (k) With respect to a registration pursuant to Section 6.3 hereof, the Company shall enter into an underwriting agreement with the managing underwriter selected for such underwriting by Holders representing a Majority of the Warrant Shares requested to be included in such underwriting. Such managing underwriter(s) shall be satisfactory to the Company and each Holder and such agreement shall be satisfactory in form and substance to the Company, each Holder and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Shares and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

         (l)      Intentionally deleted.

         (m) For purposes of this Agreement, the term "Majority" in reference to the Holders representing a Majority of the Warrants or Warrant Shares shall mean in excess of fifty percent (50%) of the outstanding Warrants or Warrant Shares that (i) are not held by the Company or an affiliate of the Company, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

         7. REGISTRATION. To the extent that the Warrant Shares have been registered for resale by the Company under a registration statement, such registration statement remains effective, and the Holder(s) have the right and ability to utilize the prospectus contained in such registration statement in connection with the resale of the Warrant Shares, then the registration right of the Holder(s) under Section 6 hereof, and the corresponding obligations of the Company thereunder, shall be suspended and deferred until such time, if at all, that such registration statement shall no longer be usable by the Holders.

         8.       ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF SECURITIES.

         8.1 COMPUTATION OF ADJUSTED  EXERCISE  PRICE.  For the purposes of this
Section 8 the term Exercise Price shall mean the Exercise Price per share of Common Stock set forth in Section 5 hereof, as adjusted from time to time pursuant to the provisions of this Section 8.

         For  purposes of any  computation  to be made in  accordance  with this
Section 8, the following provisions shall be applicable:

     (i) INTENTIONALLY DELETED.

     (ii) In case of the issuance or sale (otherwise than as a dividend or other distribution on any stock of the Company) of shares of Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

     (iii) Shares of Stock issuable by way of dividend or other distribution on any capital stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

     (iv) The reclassification of securities of the Company other than shares of Stock into securities including shares of Stock shall be deemed to involve the issuance of such shares of Stock for consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Stock shall be determined as provided in subsection (ii) of this Section 8.1.

     (v) The number of shares of Stock at any one time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of then outstanding options, rights, warrants and upon the conversion or exchange of then outstanding convertible or exchangeable securities.

         8.2      INTENTIONALLY DELETED.

         8.3 SUBDIVISION AND COMBINATION. In case the Company shall at any time subdivide or combine the outstanding shares of Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

         8.4 ADJUSTMENT IN NUMBER OF SECURITIES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 8, the number of securities issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         8.5 DEFINITION OF STOCK. For the purpose of this Agreement, the term "Stock" shall mean (i) the class of stock designated as Common Stock or (ii) any other class of stock resulting from successive changes or reclassifications of such Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that the Company shall after the date hereof issue securities with greater or superior voting rights than the shares of Stock outstanding as of the date hereof, the Holders, at their option, may receive upon exercise of any Warrants either shares of Stock or a like number of such securities with greater or superior voting rights.

         8.6 MERGER OR CONSOLIDATION. In case of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Stock of the Company for which such warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 8. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

     8.7 NO ADJUSTMENT OF EXERCISE PRICE IN CERTAIN CASES. No adjustment of the Exercise Price shall be made:

         (a)      Upon issuance or sale of the Warrants or the Warrant Shares.

         (b) If the amount of said adjustment shall be less than two cents ($0.02) per security issuable upon exercise of the Warrants, PROVIDED, HOWEVER, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least two cents ($0.02) per security issuable upon exercise of the Warrants.

         8.8 DIVIDENDS AND OTHER DISTRIBUTIONS. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Stock) or otherwise distribute to all of its stockholders any assets, properties, rights, evidence of indebtedness, securities (other than shares of Stock), whether issued by the Company or by another, or any other thing of value, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Stock or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 8.8.

         9. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder at the principal office of the Company, for a new Warrant Certificate of like form, tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder thereof at the time of such surrender.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like form and tenor in lieu thereof.

         10. ELIMINATION OF FRACTIONAL INTERESTS. The Company shall not be required to issue certificates representing fractions of shares of Common Stock upon the exercise of the Warrants, nor shall it be required to issue script or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number or shares of Common Stock.

         11. RESERVATION AND LISTING OF SECURITIES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. As long as the Warrants shall be outstanding and the Company shall have a class of its securities registered under the Act or the Exchange Act, the Company shall use its best efforts to cause all Warrant Shares issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all security exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted.

         12. NOTICES TO WARRANT HOLDERS. Nothing contained in this Agreement shall be constructed as conferring upon the Holders the right to vote or to consent or to receive notice to shareholders in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                  (a) the Company shall take a record of all of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                    (b) the Company shall offer to all of the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option right or warrant to subscribe therefor; or

                  (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date for the dividend or the date of closing the transfer books for the determination of the issuance of any convertible or exchangeable securities or subscription rights, options or warrants or for the determination of the persons or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation winding up or sale.

         13. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

               (a) If to the registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

               (b) If to the Company, to the address set forth in Section 3 hereof or to such other address as the Company may designate by notice to the Holders; or

               (c) if to Sands Brothers & Co., Ltd., to 90 Park Avenue, New York, NY 10016, or to such other address as Sands Brothers may designate by notice to the Company and the Holders.

         14. SUPPLEMENTS AND AMENDMENTS. The Company and Sands Brothers may from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates (other than Sands Brothers) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Sands Brothers may deem necessary or desirable and which the Company and Sands Brothers deem shall not adversely affect the interests of the Holders of Warrant Certificates. Other amendments to this Agreement may be made only with the written consent of the Holders of the Majority of the Warrant Shares.

         15. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holders and their respective successors and assigns hereunder.

         16. TERMINATION. This Agreement shall terminate at the earliest of (i) such time that all of the Warrant Shares have been sold, (ii) such time that the Warrant Shares are actually eligible for the removal of restrictions pursuant to Rule 144(k) under the Act or any successive rule, or (iii) December 24, 2002. Notwithstanding the foregoing, the indemnification provisions of Section 6 shall survive such termination.

         17. GOVERNING LAW: SUBMISSION TO JURISDICTION. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of said State without giving effect to the rules of said State governing conflicts of laws.

         The Company, Sands Brothers and the Holders hereby agree that any action, proceeding or claim against it arising out of, or relating in any way to, this Agreement shall be brought and enforced in the courts of the State of New York, and irrevocably submit to such jurisdiction, which jurisdiction shall be exclusive. The Company, Sands Brothers and the Holders hereby irrevocably waive any objection to such exclusive jurisdiction or inconvenient forum. Any such process or summons to be served upon any of the Company, Sands Brothers and the Holders (at the option of the party bringing such action, proceeding or claim) may be served by transmitting a copy thereof, by registered or certified mail, return receipt requested, postage prepaid, addressed to it at the address as set forth in Section 13 hereof. Such mailing shall be deemed personal service and shall be legal and binding upon the party so served in any action, proceeding or claim. The Company, Sands Brothers and the Holders agree that the prevailing party(ies) in any such action or proceeding shall be entitled to recover from the other party(ies) all of its/their reasonable legal costs and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

         18. ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         19. SEVERABILITY. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

         20. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed, as a part of this Agreement and shall be given no substantive effect.

         21. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person, entity or corporation other than the Company and Sands Brothers and any other registered Holders(s) of the Warrant Certificates or Warrant Securities any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Sands Brothers and any other Holder(s) of the Warrant Certificates or Warrant Securities.

         22. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterpart shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written.

                        Smart Choice Automotive Group, Inc.



                        By: /s/ Ronald W. Anderson
                        --------------------------
                           Ronald W. Anderson
                           Executive Vice President


Attest:


/s/ Robert J. Downing
-------------------------
Secretary


                           Sands Brothers & Co., Ltd.



                        By:  /s/ Alan M. Bluestine
                        --------------------------
                             Authorized Officer

THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF WERE NOT REGISTERED FOR SALE BY THE ISSUER UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (ii), TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), PROVIDED THAT THE ISSUER OF THIS CERTIFICATE IS PROVIDED WITH AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.



No.  001                                                       90,000 Warrants

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that Sands Brothers & Co., Ltd., or its registered assigns, is the registered holder of 90,000 Warrants to purchase initially, at any time after the date hereof until 5:30 p.m. New York time on December 24, 2002, up to 90,000 fully paid and non-assessable shares of common stock, par value $.01 per share ("Common Stock") of the Company, at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $4.00 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions and adjustments set forth herein and in the Warrant Agreement dated as of December 24, 1997 between the Company and Sands Brothers & Co., Ltd. (the "Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

         No Warrant may be exercised after 5:30 p.m., New York time, on the expiration date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and to which reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holder or registered holders) of the Warrants.

         The Warrant Agreement provides that, upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable upon their exercise may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

         Upon due presentment for registration of transfer of this Warrant Certificate and the executed form of assignment attached hereto at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like form and tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of December 24, 1997

                         Smart Choice Automotive Group, Inc.



                         By:  /s/ Ronald W. Anderson
                         ---------------------------
                            Ronald W. Anderson
                            Executive Vice President

Attest:


/s/ Robert J. Downing
--------------------------
Secretary

                  ELECTION TO PURCHASE PURSUANT TO SECTION 3.2

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ shares of Common Stock.

         In accordance with the terms of Section 3.2 of the Warrant Agreement dated as of December 24, 1997 between Smart Choice Automotive Group, Inc. and Sands Brothers & Co., Ltd., the undersigned requests that a certificate for such securities be registered in the name of ____________________ whose address is ___________________________ and that such Certificate be delivered to
______________________whose address is ________________________________.

Dated:                                    , 199_

                       Signature    _______________________________
                       (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                       ---------------------------------------
                       (Insert Social Security or Other Identifying Number of Holder)

                                   ASSIGNMENT

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)

         FOR VALUE RECEIVED ________________________________ hereby sells, assigns and transfers unto _____________________________________

                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:               Signature______________________________
                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                     ____________________________________________
                     (Insert Social Security or other Identifying
                     Number of Holder)